Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
20. Income Taxes
We are not a taxable entity for federal income tax purposes. As such, we do not directly pay federal income taxes. Other than with respect to our corporate subsidiaries and the Texas Margin Tax, our taxable income or loss is includible in the federal income tax returns of each of our partners.
A few of our operations are owned by wholly-owned corporate subsidiaries that are taxable as corporations. We pay federal and state income taxes on these operations.
Our income tax (benefit) expense is as follows:

	Year Ended December 31,
	2014	2013	2012
Current:
Federal	$—	$345	$(8,463)
State	1,100	650	275
Total current income tax expense (benefit)	$1,100	$995	$(8,188)
Deferred:
Federal	$1,508	$(248)	$(1,035)
State	237	98	18
Total deferred income tax benefit	$1,745	$(150)	$(1,017)
Total income tax expense (benefit) from continuing operations (1)	$2,845	$845	$(9,205)

(1)	Our discontinued operations had no income tax benefit or expense in any period presented.
Deferred income taxes relate to temporary differences based on tax laws and statutory rates in effect at the balance sheet date. Deferred tax assets and liabilities consist of the following:

	December 31,
	2014	2013
Deferred tax assets:
Current:
Other current assets	$262	$297
Other	8	8
Total current deferred tax asset	270	305
Net operating loss carryforwards	9,048	7,784
Total long-term deferred tax asset	9,048	7,784
Valuation allowances	(737)	(660)
Total deferred tax assets	$8,581	$7,429
Deferred tax liabilities:
Current:
Other	$(871)	$(785)
Long-term:
Fixed assets	(4,335)	(4,441)
Intangible assets	(14,419)	(11,503)
Total long-term liability	(18,754)	(15,944)
Total deferred tax liabilities	$(19,625)	$(16,729)
Total net deferred tax liability	$(11,044)	$(9,300)

We record a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets depends on the ability to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdictions.
Our income tax expense (benefit) varies from the amount that would result from applying the federal statutory income tax rate to income from continuing operations before income taxes as follows:

	Year Ended December 31,
	2014	2013	2012
Income from continuing operations before income taxes	$109,047	$84,849	$88,132
Partnership income not subject to tax	(104,751)	(85,567)	(90,815)
Income (loss) subject to income taxes	$4,296	$(718)	$(2,683)
Tax expense (benefit) at federal statutory rate	$1,504	$(251)	$(939)
State income taxes, net of federal tax	992	660	460
Effects of unrecognized tax positions, federal and state	—	—	(8,205)
Return to provision, federal and state	(232)	88	(166)
Other	581	348	(355)
Income tax expense (benefit)	$2,845	$845	$(9,205)
Effective tax rate on income from continuing operations before income taxes (1)	3%	1%	N/A

(1)
Income tax expense is related to taxable income generated by our corporate subsidiaries and Texas Margin Tax. Due to the income tax benefit in 2012, the effective tax rate as a percentage of our total income from continuing operations before income taxes is not meaningful for those periods.

In 2012, we reversed $8.2 million of uncertain tax positions and recognized an income tax benefit in the Consolidated Statements of Operations as a result of tax audit settlements and the expiration of statutes of limitations. At December 31, 2014 and 2013, we had no uncertain tax positions.